UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report
Dated April 27, 2010
of
AGCO CORPORATION
A Delaware Corporation
IRS Employer Identification No. 58-1960019
SEC File Number 1-12930
4205 River Green Parkway
Duluth, Georgia 30096
(770) 813-9200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
     The Company’s annual meeting of stockholders was held on April 22, 2010. The following matters were voted upon and the results of the voting were as follows:
(1)	To elect four directors to serve as directors until the annual meeting in 2011 or until their successors have been duly elected and qualified. The nominees, Messrs. Gros, Johanneson, Minnich and Moll, were elected to the Company’s board of directors. The results follow:

Nominee	Affirmative Votes	Withheld Votes

Francisco R. Gros	22,512,511	48,689,059
Gerald B. Johanneson	59,095,399	12,106,171
George E. Minnich	59,845,482	11,356,088
Curtis E. Moll	59,002,314	12,199,256
     In addition to the votes reported above, there were 2,592,365 broker non-votes for this proposal.
(2)	To ratify the appointment of the Company’s independent registered public accounting firm for 2010. The results follow:

For	Against	Abstain

73,184,181	455,520	154,234

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGCO Corporation
By:	/s/ Andrew H. Beck
Andrew H. Beck
Senior Vice President and Chief Financial Officer

Dated: April 27, 2010